UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ITERIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITERIS, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 14, 2012

To the Stockholders of Iteris, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Iteris, Inc., a Delaware corporation, will be held on September 14, 2012 at 10:00 a.m. Pacific Time, at our principal executive offices located at 1700 Carnegie Avenue, Suite 100, Santa Ana, CA 92705, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

1.                                      To elect Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, Joel Slutzky, Thomas L. Thomas and Mikel Williams to the Board of Directors, each to hold such office until the next annual meeting of stockholders or until his successor is elected and qualified.

2.                                      To approve the amendment of the Iteris, Inc. 2007 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by an additional 800,000 shares to 2,450,000 shares.

3.                                      To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

4.                                      To transact any other business which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record as of the close of business on July 25, 2012 are entitled to notice of and to vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof.  You are cordially invited to be present and to vote at this Annual Meeting.  Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting.  You can vote your shares by completing and returning the enclosed proxy card.  If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee), in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted.  For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Abbas Mohaddes
Chief Executive Officer and President
Santa Ana, California
July 30, 2012

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ITERIS, INC.
1700 Carnegie Avenue, Suite 100
Santa Ana, California  92705

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 14, 2012

General

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Iteris, Inc., a Delaware corporation (“Iteris” or the “Company”), to be voted at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 14, 2012 and at any adjournment(s) or postponement(s) of the meeting.  The Annual Meeting will be held at 10:00 a.m. Pacific Time, at our principal executive offices located at 1700 Carnegie Avenue, Suite 100, Santa Ana, CA 92705.  These proxy materials and the form of proxy are expected to be mailed to our stockholders who are entitled to vote at the Annual Meeting on or about August 3, 2012.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Stockholders and are described in more detail in this proxy statement.

Internet Availability of Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 14, 2012:  The proxy statement, proxy card, and Annual Report on Form 10-K for the fiscal year ended March 31, 2012 (the “Annual Report”) are available at www.edocumentview.com/ITI, or at www.envisionreports.com/ITI for registered holders (Internet voting included).

Voting Rights

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as July 25, 2012.  At the close of business on the record date, 33,631,230 shares of our common stock, par value $0.10 per share, were outstanding and no shares of our preferred stock were outstanding.  Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of the record date.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

In the election of directors under Proposal One, directors will be elected by a plurality of the common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect.  Pursuant to our bylaws, no stockholder is entitled to cumulate his or her votes for candidates other than those whose names have been placed in nomination prior to the commencement of voting and unless at least one stockholder has given notice prior to commencement of voting of his or her intention to cumulate votes.  If any stockholder has given such notice, then each stockholder may cumulate votes by multiplying the number of shares of common stock the stockholder is entitled to vote by the number of directors to be elected.  The number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the stockholder.  The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.  If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine.

With regard to Proposals Two and Three, the affirmative vote of the holders of a majority of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is being sought.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.  Broker non-votes occur when brokers who hold stock in “street name” return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners.  Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Voting

You may vote by one of three ways: (i) by mail, (ii) electronically over the Internet or by telephone, or (iii) by ballot in person at the Annual Meeting.  If you are a “registered holder” (i.e., your shares are registered in your own name through our transfer agent), you may vote by returning a completed proxy card in the enclosed postage-paid envelope or through the Internet at www.envisionreports.com/ITI.  If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee), in lieu of a proxy card you should receive a voting instruction form from that institution by mail.  The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone.  Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.  If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

If you are a registered holder, you may also vote your shares in person at the Annual Meeting.  If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the Annual Meeting.  We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxies

Please use the enclosed proxy card to vote by mail.  If your shares are held in street name, then in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, the Internet or by telephone.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted.  Only proxy cards and voting instruction forms that have been signed, dated, and timely returned (or otherwise properly voted by Internet or telephone) will be counted in the quorum and voted.  Properly executed proxies will be voted in the manner directed by the stockholders.  If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by our Board of Directors (the “Board”) under Proposal One unless the authority to vote for the election of any director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of each of the other proposals as described in this proxy statement and the accompanying notice.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting as well as any procedural matters.  We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Secretary at our principal executive offices.  If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.  Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation

The enclosed proxy is being solicited by our Board of Directors.  We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing, and mailing this proxy statement, the proxy card, and any additional material furnished to the stockholders.  Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, e-mail or any other means by our directors, officers, or employees.  No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies.  Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by us.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our bylaws provide for a Board of Directors consisting of not less than seven nor more than eleven members.  The exact number may be changed, within such limits, by a resolution duly adopted by the Board or by the stockholders.  The number of directors constituting the full Board is currently set at seven.  All directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved the following persons as nominees for election at the Annual Meeting:  Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, Joel Slutzky, Thomas L. Thomas and Mikel Williams.  Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected.  We have no reason to believe that any of the nominees will be unavailable to serve.  In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes.  Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above.

Stockholder Approval

The seven candidates receiving the highest number of affirmative votes, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected as our directors.  However, if cumulative voting is in effect, the proxy holders will have the right to cumulate and allocate votes among those nominees standing for election as such proxy holders in their discretion elect.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the seven director nominees listed above.

Directors and Nominees

The table and narrative below set forth information as of July 15, 2012 regarding each director and director nominee, including the year they first became directors, business experience during at least the past five years, public company boards they currently serve on or have served on during the past five years, and certain other biographical information and attributes that the Nominating and Corporate Governance Committee determined qualify them to serve as directors.  The Nominating and Corporate Governance Committee believes that the directors and director nominees have the following other key attributes that are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of experience and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

Name	Age	Current Position(s) with Iteris
Richard Char(1)*	53	Director
Kevin C. Daly, Ph.D.(2)(3)	68	Director
Gregory A. Miner(1)	57	Chairman of the Board
Abbas Mohaddes	55	Chief Executive Officer, President and Director
Joel Slutzky(3)	73	Director
Thomas L. Thomas(1)(2)(3)	63	Director
Mikel Williams(1)(2)	55	Director

*                                         Mr. Char will not serve on the Audit Committee after the Annual Meeting.

(1)                                  Member of the Audit Committee

(2)                                  Member of the Compensation Committee

(3)                                  Member of the Nominating and Corporate Governance Committee

Richard Char has served as a Managing Director for Citi and as the Global Head of Information Services for the Citi Enterprise Payments division since August 2011.  Prior to that Mr. Char served as the Senior Managing Director at Regent Pacific Management Corporation, a turnaround, restructuring, and performance improvement firm, from September 2010 to August 2011. From October 2008 to March 2010, Mr. Char served as CEO of VIPGift LLC, a provider of corporate and consumer loyalty and incentive programs.  From June 2006 to July 2008, Mr. Char was the Senior Vice President of Corporate Development and General Counsel of Blackhawk Network, Inc., an affiliate of Safeway which markets pre-paid gift cards through leading U.S. retailers.  Mr. Char’s prior business experience includes serving as the President and Chief Executive Officer of IC Media, a developer of CMOS digital image sensors, as the Managing Director with the Technology Group of Credit Suisse First Boston, as Co-Head of Technology Investment Banking at Cowen & Company, and as a partner in the law firm of Wilson Sonsini Goodrich & Rosati.  Mr. Char currently serves on the board of directors of Netlist, Inc. and serves as a member of its compensation committee.  He received his A.B. degree from Harvard College and his J.D. degree from Stanford Law School.  Mr. Char has served as a director since October 2005 and brings to the Board of Directors executive leadership experience, as well as significant corporate finance, legal and corporate development experience and financial acumen through his many years of work as a lawyer and in corporate finance.

Kevin C. Daly, Ph.D. has served as the CEO of MAXxess Systems, Inc., a provider of electronic security systems, since November 2005.  Between August 2007 and August 2009, Dr. Daly also served as CEO of iStor Networks, Inc., a manufacturer of IP SAN storage systems.  Prior to that, he served as the CEO of several technology companies, including Avamar Technologies, Inc. and ATL Products, Inc.  Dr. Daly currently serves on the board of directors of STEC, Inc., a provider of solid state disk systems, and from 2002 to 2008, he served as a director of Danka Business Systems, PLC.  Dr. Daly received a B.S. degree in electrical engineering from the University of Notre Dame and M.S., M.A. and Ph.D degrees in engineering from Princeton University.  He has served as a director of Iteris since 1993.  Having served as the CEO of several technology companies and as a director of both private and public companies, Dr. Daly offers to the Board a wealth of management and leadership experience as well as an understanding of issues faced by such companies.

Gregory A. Miner has served as a Managing Partner of Merchant Capital Source, LLC, a company that provides working capital financing solutions to merchants, since 2004.  Prior to that, Mr. Miner served in a number of management positions with us and our subsidiaries, most recently as our Chief Executive Officer.  Mr. Miner is a Certified Public Accountant and his business experience includes work at Deloitte Haskins and Sells (now known as Deloitte & Touche LLP).  Mr. Miner has served as a director since 1998 and as our Chairman of the Board of Directors since 2004.  Through his service in a variety of executive positions with us and our subsidiaries, Mr. Miner has a deep and broad understanding of our business as well as the leadership skills and the operational understanding to provide sound guidance in continuing to grow our business.

Abbas Mohaddes has served as our Chief Executive Officer and President since March 2007 and as a director since September 2005.  Prior to his promotion in March 2007, Mr. Mohaddes served as our Executive Vice President from October 2004.  He also served in a number of executive positions with our Iteris, Inc. subsidiary (“Iteris Subsidiary”), through which the majority of our current operations were conducted until we merged that subsidiary into us in October 2004.  Mr. Mohaddes was also the President and Chief Executive Officer of Meyer, Mohaddes Associates, Inc. (“MMA”), an ITS and transportation firm that he co-founded, which was acquired by the Iteris Subsidiary in 1998.  Mr. Mohaddes is the past chairman of the board and a founding member of ITS America and a member of several trade organizations, including Transportation Research Board, Institute of Transportation Engineers, and the Design/Build Institute of America.  Mr. Mohaddes provides extensive technology, industry and management experience to the Board, as well as a substantial understanding of the Company and its operations resulting from his service as an officer of our Iteris Subsidiary and as the founder of MMA.

Joel Slutzky is a co-founder of the Company and has served as a director since its incorporation and as the Chairman of the Board of Directors until October 2004.  Prior to 2004, Mr. Slutzky served in various capacities for us and our subsidiaries, most recently as our Chief Executive Officer and as the Chairman of the Board of the Iteris Subsidiary.  Mr. Slutzky currently serves on the board of directors of Project Tomorrow, an organization focused on improving Kindergarten through 12th grade science education in Orange County, California and the Butterfly Connection, an organization that promotes creativity and critical thinking skills in K-12 education.  As the co-founder of the Company with over 40 years of experience with technology companies, Mr. Slutzky is uniquely qualified to provide insights into and guidance on the industry and growth and development of the Company.

Thomas L. Thomas has served as the Executive Chairman of International Decision Systems, a provider of software and solutions for the equipment finance market, since September of 2009.  He also owns a management consulting business, T2 Partners.  From 2004 until his retirement in July 2008, Mr. Thomas was as the President and Chief Operating Officer of Global Exchange Services, a provider of business-to-business EDI and supply chain management solutions.  Prior to that, Mr. Thomas served as the President and CEO at several technology companies, including HAHT Commerce, Ajuba Solutions, and Vantive Corporation, and served in various senior and executive positions at 3Com Corporation, Dell Computer Corporation, Kraft General Foods and Sara Lee Corporation.  Mr. Thomas currently serves on the board of directors, and as the chairman of the compensation committee, of infoGroup, Inc.  He also serves on the board of directors and the compensation committee and the audit committee of Front Range Solutions, a developer of service management and IT asset management software for mid-sized and distributed enterprises.  Mr. Thomas has served as a director of Iteris since 1999 and offers to the Board of Directors valuable business, leadership and strategic insights obtained through his service in a variety of industries, including a number of technology companies, and his experience in working with companies through several stages of their development.

Mikel Williams served as the President, Chief Executive Officer and a director of DDi Corporation, a leading provider of time-critical, technologically advanced electronics manufacturing services, from November 2005 to May 2012 and, prior to that, as a Senior Vice President and Chief Financial Officer of DDi.  Mr. Williams has also served in various management positions with several technology related companies, including as the President and sole member of Constellation Management Group, LLC, where he provided strategic, operational, and financial consulting services to companies in the telecommunications, software and other technology-related industries, and in executive positions with Global TeleSystems, Inc. and its subsidiaries, a leading telecommunications company providing data and internet services in Europe.  Mr. Williams began his career as a certified public accountant in the State of Maryland, working as an auditor for Price Waterhouse.  Mr. Williams has served as a director since April 2011 and provides the Board of Directors with operational and public company experience and valuable strategic insights through his many years of leadership positions in technology-related companies with international operations, as well as valuable knowledge and insights in finance and financial reporting matters.

Family Relationships

There are no family relationships among any of our directors, director nominees, or executive officers.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees.  The full text of our Code of Ethics and Business Conduct is available on the Investor Relations section of our website at www.iteris.com.  We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

Our policy is to have at least a majority of the directors qualify as “independent” under the listing standards of NYSE MKT.  The Board of Directors has determined that Messrs. Char, Daly, Miner, Seazholtz, Slutzky, Thomas and Williams each satisfy (or did satisfy during his time of service) the requirements for “independence” under such listing standards.  John Seazholtz served as a director until the expiration of his term at the 2011 Annual Meeting of Stockholders on September 16, 2011.

Board Structure

The Board does not have a policy regarding the separation of the roles of the CEO and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time.  However, the Board has determined that having an independent director serve as the Chairman is currently in the best interest of our stockholders in recognition of the different demands and responsibilities of the roles and to emphasize the independence of the role of Chairman.  The Board also meets regularly in executive sessions.

Board Meetings and Committees

We currently have several standing committees of the Board of Directors, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate.  A copy of each committee’s charter is available on the Investor Relations section of our website at www.iteris.com.

During the fiscal year ended March 31, 2012 (“Fiscal 2012”), the Board of Directors and the various committees of the Board held the following number of meetings:  Board of Directors—six; Audit Committee—four; Compensation Committee—two; and Nominating and Corporate Governance Committee—two.  During Fiscal 2012, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee.  The current members of our Audit Committee are Messrs. Char, Miner, Thomas and Williams.  Mr. Williams was appointed to the committee in May 2012.  Mr. Char will not serve on the committee after the Annual Meeting.  Mr. Seazholtz served on the committee until the expiration of his term as a director in September 2011.  The Board has determined that each member of the Audit Committee is (or was during his time of service) “independent” under the listing standards of NYSE MKT and the SEC rules regarding audit committee memberships.  The Board has identified Mr. Char as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee.

The Audit Committee oversees on behalf of the Board (a) the conduct of the accounting and financial reporting processes, the audits of our financial statements and the integrity of our audited financial statements and other financial reports; (b) the performance of our internal accounting and financial controls function; (c) the engagement, replacement, compensation, qualifications, independence and performance of our independent registered public accounting firm; and (d) the portions of the Code of Ethics and Business Conduct and related policies regarding our accounting, internal accounting controls or auditing matters.

The Audit Committee meets privately with our independent registered public accounting firm, and such firm has unrestricted access to and reports directly to the Audit Committee.  The Audit Committee has selected McGladrey LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013 and is recommending that our stockholders ratify this appointment at the Annual Meeting.

Compensation Committee.  The current members of our Compensation Committee are Messrs. Daly, Thomas and Williams.  Mr. Williams was appointed to the committee in May 2012.  Mr. Seazholtz served on the committee until the expiration of his term as a director in September 2011.  The Board has determined that each member of the Compensation Committee is (or was during his time of service) “independent” under the listing standards of NYSE MKT.

The Compensation Committee (a) evaluates officer and director compensation policies, goals, plans and programs; (b) determines the cash and non-cash compensation of our “officers” as defined in the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (c) reviews and makes recommendations to the Board with respect to our equity-based and other incentive compensation plans for employees; (d) evaluates the performance of our executive officers; and (e) assists the Board in evaluating potential candidates for executive officer positions and oversees management succession planning.

The Compensation Committee meets periodically to review and establish the salaries, bonuses and incentive plans for our executive officers.  The committee considers a number of factors in determining the compensation plans and elements for, and the amount of each compensation element paid to, our executive officers, including publicly available data from independent outside sources, our general business conditions and objectives, and the committee’s subjective determination with respect to the executive’s individual contributions to such objectives.  To assist the committee in its review, our Chief Executive Officer provides to the Compensation Committee his evaluations of the executives, including himself, and recommendations with respect to all executive compensation matters; however, the final decisions regarding the compensation of our executive officers are made by the Compensation Committee.  Neither the Compensation Committee nor management engaged a compensation consultant to provide advice or recommendations on the amount or form of executive and director compensation during Fiscal 2012.

Nominating and Corporate Governance Committee.  The current members of the Nominating and Corporate Governance Committee are Messrs. Daly, Slutzky and Thomas.  Mr. Seazholtz served on the committee until the expiration of his term as a director in September 2011.  The Board has determined that each member of the Nominating and Corporate Governance Committee is (or was during his time of service) “independent” under the listing standards of NYSE MKT.

The primary purposes of the Nominating and Corporate Governance Committee are to (a) identify, screen and review individuals qualified to serve as directors; (b) select or recommend to the Board of Directors the selection of nominees for election at the next annual meeting of stockholders; (c) recommend to the Board of Directors candidates to fill any vacancies on the Board; (d) oversee the implementation and monitoring the effectiveness of our corporate governance policies and developing and recommending to the Board modifications and or additions to such policies; and (e) review on a regular basis our overall corporate governance and recommend improvements when necessary.

In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board and the needs of the Company.  This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve the Company’s and our stockholders’ long-term interests.  While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business.  These factors, and others as considered useful by the Nominating and Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.  As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors.  The Nominating and Corporate Governance Committee generally leads the search for and selects, or recommends that the Board select, candidates for election to the Board.  Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates.  Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers.  From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement.  This committee will evaluate such recommendations applying its regular nominee criteria.  Eligible stockholders wishing to recommend a nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of our corporate Secretary, by the deadline for stockholder proposals set forth in our last proxy statement, specifying the following information: (a) the name and address of the nominee, (b) the name and address of the stockholder making the nomination, (c) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice, (d) the nominee’s qualifications for membership on the Board, (e) a resume of the candidate’s business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director, (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder, (g) all other companies to which the nominee is being recommended as a nominee for director, and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director, if elected.  In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate.  The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of directors at the Annual Meeting.  Each of the director nominees standing for election at this Annual Meeting is a current director.

Risk Oversight Role

The Board is responsible for overseeing our risk management, but its duties in this regard are supplemented by committees of the Board.  In particular, the Audit Committee focuses on financial risk, including internal controls, and is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting risk assessment and management.  Risks related to our compensation programs are reviewed by the Compensation Committee and legal and regulatory compliance risks are reviewed by the Nominating and Corporate Governance Committee.  In connection with its responsibilities relating to risk assessment, our full Board periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

Stockholder Communications

The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our corporate Secretary.  The name of any specific intended Board recipient should be noted in the communication.  Our corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients.  Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters.  Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.  Stockholders who wish to communicate with the Board can write to the corporate Secretary at Iteris, Inc., 1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our stockholders; however, directors are encouraged to attend all such meetings.  Three of our current directors attended our 2011 annual meeting of stockholders.

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO THE 2007 OMNIBUS INCENTIVE PLAN

The Iteris, Inc. 2007 Omnibus Incentive Plan was adopted by our Board of Directors on July 19, 2007 and approved by our stockholders on September 21, 2007.  As of June 30, 2012, there were options to purchase 1,695,750 shares of common stock and restricted stock unit awards for 235,000 shares outstanding under the plan, and an aggregate remaining authority to grant awards for the issuance of 335,000 shares of common stock.  On July 20, 2012, our Board of Directors adopted an amendment of the plan, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance thereunder by 800,000 shares to 2,450,000 shares.

Under applicable NYSE MKT rules, we are required to obtain stockholder approval of the amendment to the plan.  Such approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which we would otherwise claim our tax deduction, our chief executive officer and certain other highly paid executive officers.

We are asking our stockholders to approve the amendment to the plan to authorize the issuance of an additional 800,000 shares of common stock thereunder.  Our Board of Directors believes the amendment is necessary to assure that a sufficient reserve of the common stock remains available for issuance under the plan to allow us to continue to utilize equity incentives to attract and retain the services of individuals essential to our long-term growth and success.

Amended Plan Description

The following is a summary of the principal features of the 2007 Omnibus Incentive Plan, as amended (the “2007 Plan”), and is qualified in its entirety by reference to the full text of the plan.  A copy of the plan, as amended, may be found at Appendix A at the end of this proxy statement.  Any stockholder who wishes to obtain an additional copy of the actual plan document may do so upon written request to us at our principal executive offices.

Administration.  Both the Board and the Compensation Committee have the authority to administer the 2007 Plan.  The Board may at any time appoint a secondary committee comprised of two or more directors to have concurrent authority to make grants and issuances of any equity-based instruments permissible under the 2007 Plan to individuals other than executive officers and non-employee directors.  The committee administering the 2007 Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment, and other terms and conditions of each award, consistent with the provisions of the 2007 Plan.  Subject to the provisions of the 2007 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan.  In addition, the Board may exercise the powers of the committee at any time.

Eligible Participants.  Any employee, officer, consultant, advisor or director providing services to us or any of our affiliates (including our current and future subsidiaries) is eligible to receive an award under the 2007 Plan.  As of June 30, 2012, 269 employees (including officers) and six non-employee directors were eligible to receive awards under the 2007 Plan.

Shares Available For Awards.  The aggregate number of shares of common stock that may be issued under all stock-based awards made under the 2007 Plan will be 2,450,000.  The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that the Company acquires.  Subject to the provisions of Section 422 or 424 of the Code or any successor provision, all of the shares reserved for issuance under the 2007 Plan may be used for grants of incentive stock options under the plan.  No person may be granted stock options or SARs (defined below) under the 2007 Plan with respect to more than 500,000 shares of common stock in the aggregate within any fiscal year.

The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.  If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by the Company, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan.

Types of Awards and Terms and Conditions.  The 2007 Plan permits the granting of:

•                 stock options (including both incentive and non-qualified stock options);

•                 stock appreciation rights (“SARs”);

•                 restricted stock and restricted stock units;

•                 performance awards of cash, stock or property;

•                 dividend equivalents;

•                 other stock grants; and

•                  other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan.  Awards can be granted for no cash consideration or for cash or other consideration as determined by the committee or as required by applicable law.  Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments.  The exercise price per share under any stock option and the grant price of any SAR will be determined by the committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of our common stock.  When our common stock is listed on a stock exchange in the U.S., the fair market value is the closing sale price of one share of our common stock on the date of determination (or the last preceding date for which such price exists), as reported on the principal U.S. exchange on which our common stock is listed.  If our common stock is not listed on a stock exchange in the U.S., the fair market value will be determined in accordance with methods and procedures established by the committee.  The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of our common stock.

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the committee.  The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.  The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.  We receive no payment for the grant of an option.  Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

Stock Appreciation Rights.  The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the committee, paid solely in shares of common stock.  SARs vest and become exercisable in accordance with a vesting schedule established by the committee.  This type of SAR is sometimes described as a “stock only settled stock appreciation right.”

Restricted Stock and Restricted Stock Units.  The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee.  The restrictions may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine.  The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock at some future date determined by the committee.  The committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control.  If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards.  Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.  Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period.  The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code.  Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (xix) strategic plan development and implementation.

The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels.  No person may be granted under the 2007 Plan qualified performance based awards which could result in such person receiving more than $1,500,000 in cash or the equivalent fair market value of shares of common stock determined at the date of grant for each full or partial fiscal year contained in the performance period of a particular qualified performance based award, except that if any other qualified performance based awards are outstanding for such person for a given fiscal year, such dollar limitation shall be reduced for each such fiscal year by the amount that could be received by the person under all such qualified performance based awards, divided, for each such qualified performance based award, by the number of full or partial fiscal years contained in the performance period of each such outstanding qualified performance based award (subject to adjustment in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, but only to the extent that such adjustment does not affect the status of any award intended to qualify as “performance based compensation” under Section 162(m) of the Code.

Dividend Equivalents.  The holder of a dividend equivalent will be entitled to receive payments in shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us or our stockholders, with respect to the number of shares determined by the committee.  Dividend equivalents will be subject to other terms and conditions determined by the committee.

Stock Awards.  The committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the committee and the 2007 Plan limitations.

Automatic Option Grant Program.  Under the automatic option grant program, eligible non-employee Board members receive a series of option grants over their period of Board service.  Each non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 20,000 shares of common stock provided such individual has not been in the previous employ of the Company.  In addition, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of common stock, provided he or she has served as a non-employee Board member for at least six (6) months.  There will be no limit on the number of such 10,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.

Each automatic grant will have an exercise price per share equal to the fair market value per share of common stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee’s cessation of Board service.  Each automatic option will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.  Each initial 20,000-share automatic option and each annual 10,000-share automatic option will vest in full upon the optionee’s completion of one (1) year of service, measured from the grant date.  However, the vesting of each outstanding automatic option grant will automatically accelerate in full upon certain changes in control of the Company or upon the optionee’s death or disability while a Board member.  Following the optionee’s cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of service as a director.

Duration, Termination and Amendment.  Unless earlier discontinued or terminated by the Board, the 2007 Plan will expire on July 19, 2017.  No awards may be made after that date.  However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to expiration of the 2007 Plan may extend beyond the end of the expiration of the plan through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the committee may amend, alter or discontinue the 2007 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of any securities exchange applicable to the Company, (ii) cause Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Code to become unavailable with respect to the 2007 Plan or (iii) cause the Company to be unable under the Code to grant incentive stock options under the 2007 Plan.

Acceleration.  In the event that we are acquired by merger, asset sale or sale by the stockholders of more than 50% of our outstanding voting stock recommended by the Board, each outstanding option under the 2007 Plan that is not to be assumed or replaced by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares outstanding under the 2007 Plan will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

The plan administrator will have the authority under the 2007 Plan to provide that options and other awards granted under the 2007 Plan will automatically vest in full (i) upon an acquisition of the Company, whether or not those awards are assumed or replaced, (ii) upon a hostile change in control of the Company effected through a tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of Board members, or (iii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period following an acquisition in which the options are assumed or replaced or otherwise continued in effect upon a hostile change in control.  The options granted under the director automatic option grant program will automatically accelerate and become exercisable in full upon any acquisition or change in control transaction.

The acceleration of vesting in the event of a change in control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Transferability of Awards.  Unless otherwise provided by the committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Delivery of Shares for Tax Obligation.  Under the 2007 Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan.

Grant of Options and SARs.  The grant of a stock option or SAR is not expected to result in taxable income for the recipient.

Exercise of Options and SARs.  Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount.  Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction.  Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will receive an income tax deduction in the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs.  The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR.  Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs.  As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award.  We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award.  We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction.  Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2007 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2007 Plan.

Application of Section 16.  Special rules may apply to individuals subject to Section 16 of the Exchange Act.  In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise.  Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Deductibility of Executive Compensation Under Code Section 162(m).  Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers.  However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit.  In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of our stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from the $1,000,000 deduction limit.  Grants of other awards under the 2007 Plan may not so qualify for this exemption.  The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Amended Plan Benefits

The committee in its sole discretion determines the number and types of awards that will be granted in the future.  Thus, other than with respect to the Automatic Grant Program described above, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2007 Plan.

Stockholder Approval

The affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the proposed amendment to the 2007 Omnibus Incentive Plan. Should such stockholder approval not be obtained, then the share reserve will not be increased.  The plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the plan prior to its amendment until the available reserve common stock under the plan is issued.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” approval of the amendment to the 2007 Omnibus Incentive Plan to increase the number of shares reserved for issuance thereunder by 800,000 shares.

PROPOSAL THREE:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of McGladrey LLP was engaged to serve as our independent registered public accounting firm for the fiscal year ended March 31, 2012.  The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending March 31, 2013.  We are asking our stockholders to ratify the selection by the Audit Committee of McGladrey LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2013 and to perform other appropriate services.  Stockholder ratification of the selection of McGladrey LLP as our independent registered public accounting firm is not required by our bylaws or otherwise.  In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection.  Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee feels that such a change would be in the best interests of us and our stockholders.

A representative of McGladrey LLP is expected to be present at the Annual Meeting, and that representative will have the opportunity to make a brief presentation to the stockholders if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Stockholder Approval

The affirmative vote of a majority of the common stock, present or represented by proxy and entitled to vote at the Annual Meeting will be required for ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the ratification and approval of the selection of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table presents the aggregate fees billed by McGladrey LLP for the indicated services for the fiscal years ended March 31, 2011 and 2012:

	Fiscal Year Ended March 31,
	2011	2012
Audit Fees	$320,000	$326,000
Audit-Related Fees	41,000	15,000
Tax Fees	75,000	79,000
All Other Fees	—	—
Total Fees	$436,000	$420,000

Audit Fees.  Audit fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements and review of the consolidated financial statements included in our quarterly reports on Form 10-Q and other regulatory filings.

Audit-Related Fees.  Audit-related fees consist of fees for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”  Such fees include, among other things, fees for registration statements, fees for internal control reviews and assistance with meeting the requirements of Section 404 of the Sarbanes-Oxley Act and certain consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees for tax compliance services, which include the preparation of federal, state and international tax returns, and for tax consultations, including tax planning and federal, state and international tax advice.

All Other Fees.  There were no other fees billed to us by McGladrey LLP during the fiscal years ended March 31, 2011 and 2012.

Audit Committee Pre-Approval Policies and Procedures

All engagements for services by McGladrey LLP or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules.  The prior approval of the Audit Committee was obtained for all services provided by McGladrey LLP for the fiscal year ended March 31, 2012.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements for the fiscal year ended March 31, 2012 of Iteris, Inc. included in its Annual Report on Form 10-K for that year.

Review with Management

The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with the Company’s independent registered public accounting firm, McGladrey LLP, the matters required to be discussed by auditing standards set forth in AU Section 380 established by the Public Company Accounting Oversight Board, which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from McGladrey LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with McGladrey LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012 for filing with the SEC.

Submitted by the Audit Committee
of the Board of Directors:

Richard Char
Gregory A. Miner
Thomas L. Thomas
Mikel Williams

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information, as of July 15, 2012, regarding our executive officers.

Name	Age	Capacities in Which Served
Abbas Mohaddes	55	Chief Executive Officer, President and Director
James S. Miele	44	Chief Financial Officer, Vice President and Secretary
Todd Kreter	52	Senior Vice President, Sensors Development and Operations
Gregory McKhann	49	Senior Vice President, Sensors Sales and Marketing
Thomas N. Blair	48	Senior Vice President, iPerform

The following is a brief description of the capacities in which the above persons have served the Company and their business experience during at least the past five years.  The biography of Mr. Mohaddes appears earlier in this proxy statement.  See Proposal One: “Election of Directors.”

James S. Miele has served as our Chief Financial Officer and Vice President of Finance since October 2004 and as the Secretary since March 2004.  Mr. Miele previously served as our Controller and the Controller of our Iteris Subsidiary.  Mr. Miele’s business experience includes working as an audit manager at Ernst & Young LLP, supervising financial statement audits for a variety of public and privately held companies.  Mr. Miele is a Certified Public Accountant in the State of California (inactive) and holds a B.S. degree in Accounting from San Diego State University.

Todd Kreter has served as Senior Vice President, Sensors Development and Operations, of the Company since May 2009.  Mr. Kreter served as our Vice President of Engineering from November 2007 to May 2009.  Prior to joining us, Mr. Kreter served in a number of executive positions at Quantum Corporation, most recently as the VP Global Services from 2004 to January 2007, where he managed the company’s worldwide customer service organization.  Mr. Kreter holds an executive M.B.A. from Stanford/AEA and a B.S. degree in mechanical engineering from California State University, Fullerton.

Gregory McKhann has served as Senior Vice President, Sensors Sales and Marketing, of the Company since October 2004.  Prior to that, Mr. McKhann served in various executive and management positions at the Iteris Subsidiary and at Rockwell International.  Mr. McKhann holds a B.S. degree in computer science from Duke University and an MBA from University of California, Irvine.

Thomas N. Blair has served as Senior Vice President, iPerform, of the Company since July 2012.  Prior to that, Mr. Blair served as general manager for Trimble Navigation Limited, a provider of integrated positioning, wireless, and software technology solutions, from 2007 to August 2011, and as vice president for new business development at @Road, Inc., a leading provider of mobile resource management solutions, from 2006 to 2007.  He also worked as director of business and corporate development at iAnywhere Solutions, a Sybase company, from 2003 to 2006.  Mr. Blair holds a B.S. degree in Management Information Systems from DeVry Institute of Technology and an M.S. degree in Computer Science from Rochester Institute of Technology.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended March 31, 2011 and 2012 by (i) our Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our two most highly compensated executive officers, other than the CEO and the CFO, who were serving as executive officers at the end of the last completed fiscal year.  The officers listed below are collectively referred to as the “named executive officers” or “NEOs” in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation (5)	Total
Abbas Mohaddes	2012	$370,290	$30,000	$—	$44,083	$114,254	$13,225	$571,852
Chief Executive Officer	2011	350,022	—	74,000	—	41,995	15,942	481,959

James S. Miele	2012	214,028	15,000	22,000	17,633	65,288	5,788	339,737
Chief Financial Officer	2011	199,434	—	37,000	—	25,798	6,383	268,615

Todd Kreter	2012	208,276	15,000	22,000	17,633	39,173	7,405	309,487
Senior Vice President	2011	197,702	—	37,000	—	43,875	6,579	285,156

Gregory McKhann	2012	208,121	—	22,000	17,633	45,049	6,278	299,081
Senior Vice President	2011	199,680	—	37,000	—	53,047	6,223	295,950

(1)	Discretionary cash bonus.

(2)

The dollar amounts shown represent the grant date fair value of restricted stock units (“RSUs”) granted during the applicable fiscal year calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, based on the closing sales price of the underlying shares of our common stock on the respective grant dates and without any adjustment for estimated forfeitures. Each RSU represents the right to receive one share of our common stock. The RSUs vest in equal annual installments over four years, with the first installment vesting on August 10, 2012 for awards granted in Fiscal 2012 and on August 10, 2011 for awards granted in the prior fiscal year. Vested shares are issued as soon as practicable after the applicable vesting date.

(3)

The dollar amounts shown represent the grant date fair value of stock options granted during the applicable fiscal year determined pursuant to the Black-Scholes-Merton option pricing formula, in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used in the calculations, see Note 11 to our consolidated financial statements in our Annual Report. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report. Options to acquire the following number of shares of our common stock were granted to our named executive officers on August 10, 2011: Mr. Mohaddes — 75,000 shares; each of Messrs. Miele, Kreter and McKhann — 30,000 shares. The options have an exercise price of $1.10 per share (the closing sales price of our common stock as of the grant date), vest in equal annual installments over four years, and are not exercisable until vested.

(4)

The amounts shown in this column constitute the cash bonuses paid to each named executive officer based on the attainment of certain criteria pre-established by the Compensation Committee. These awards are discussed in further detail under “Plan-Based Bonuses” below.

(5)	Represents 401(k) plan employer contributions and automobile allowances paid by us.

Plan-Based Bonuses

For Fiscal 2012, the potential compensation for named executive officers included an annual cash bonus based upon criteria established by the Compensation Committee at the beginning of the fiscal year.  The bonuses were entirely based on our corporate and business unit performance.  100% of the potential bonus for the CEO and CFO was based on the total revenue and operating income achieved by the Company for the year.  60% of the potential bonus for each of Messrs.  Kreter and McKhann was based on revenue and operating income achieved by the Roadway Sensors segment, and 40% of their potential bonus was based on the total revenue and operating income achieved by the Company.

The corporate and business unit performance targets for the annual cash bonuses for the named executive officers for Fiscal 2012 were as follows:

Performance Component(1)	No Bonuses At or Below	Target	Maximum
	(in thousands)
Corporate Revenue	$53,400	$62,800	$69,100
Corporate Operating Income	2,900	3,600	3,950
Roadway Sensors Revenue	29,050	32,300	33,900
Roadway Sensors Operating Income	3,500	4,350	5,000

(1)                                 The corporate revenue and operating income goals were applicable to each NEO, and the Roadway Sensors revenue and operating income goals were applicable to Messrs. Kreter and McKhann.

The potential bonus at target for Fiscal 2012 were as follows:  Mr. Mohaddes — $175,000; Mr. Miele — $100,000; Mr. Kreter — $100,000 and Mr. McKhann — $115,000.  If our performance exceeded the revenue and operating income targets set for bonus purposes, the executives could have earned an additional bonus of up to 50% of the target bonus award.  The full 50% additional bonus would have been earned by the NEOs if the Company had achieved the revenue and operating income goals set forth under the “Maximum” column above.  If the Company had achieved revenue and operating income which were less than the goals set forth under the “Maximum” column but more than the amounts set forth under the “Target” column, the additional bonus payable would have been proportional, or based on the level of the Maximum goal achieved when measured from the Target amount.  For example, if the performance had exceeded the Target goal by 25% of the difference between the Maximum and Target amounts, then 25% of the 50% additional bonus relating to such performance goal would have been payable.  In addition, for Fiscal 2012, in determining the final bonus awards, pro forma adjustments were made to the actual corporate operating income results, to account for certain costs related to the Vehicle Sensors segment and the sale of substantially all of the assets of such segment during the fiscal year.

Based upon the above described criteria, cash bonuses for the named executive officers in the following amounts were approved for Fiscal 2012:  Mr. Mohaddes — $114,254; Mr. Miele — $65,288; Mr. Kreter— $39,173; and Mr. McKhann — $45,049.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by each named executive officer as of March 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)		Market Value of Shares or Units of Stock That Have Not Vested(3)
Abbas Mohaddes Chief Executive Officer	44,000 30,000 100,000 200,000 50,000 —	— — — — 50,000 75,000	1.40 2.21 2.55 2.34 1.41 1.10	05/01/02 06/15/06 03/14/07 10/02/07 05/27/09 08/10/11	04/30/12 06/14/16 03/13/17 10/01/17 05/26/19 08/09/21	37,500	(4)	$55,875

James S. Miele Chief Financial Officer	12,000 20,000 15,000 12,500 —	— — — 12,500 30,000	1.40 3.26 2.21 1.41 1.10	05/01/02 09/02/05 06/15/06 05/27/09 08/10/11	04/30/12 09/01/15 06/14/16 05/26/19 08/09/21	18,750 20,000	(4) (5)	27,938 29,800

Todd Kreter Senior Vice President	25,000 12,500 —	— 12,500 30,000	2.46 1.41 1.10	02/21/08 05/27/09 08/10/11	02/20/18 05/26/19 08/09/21	18,750 20,000	(4) (5)	27,938 29,800

Gregory McKhann Senior Vice President	34,000 30,000 12,500 —	— — 12,500 30,000	1.40 2.21 1.41 1.10	05/01/02 06/15/06 05/27/09 08/10/11	04/30/12 06/14/16 05/26/19 08/09/21	18,750 20,000	(4) (5)	27,938 29,800

(1)                                Each option vests at the rate of 25% on each of the first four anniversaries of the grant date.

(2)                                Indicates the number of shares of common stock subject to RSU awards.  Each RSU represents the right to receive one share of our common stock.

(3)                                The dollar amounts represent the market value of the shares subject to the RSUs, calculated by multiplying the closing sales price of our common stock on the last business day of Fiscal 2012 by the applicable number of shares.

(4)                                The original RSU award vests in equal annual installments over four years. The first installment vested on August 10, 2011; the shares indicated represent the remaining unvested amount.

(5)                                The RSUs vest in equal annual installments over four years, with the first installment vesting on August 10, 2012.

Employment Contracts; Termination of Employment and Change of Control Arrangements

We do not currently have any employment contracts in effect with any of our named executive officers other than the agreements described below.  We provide incentives such as salary, benefits and option grants to attract and retain executive officers and other key associates.  The plan administrators of the 1997 Stock Incentive Plan and the 2007 Omnibus Incentive Plan have the authority to provide for the accelerated vesting of outstanding options held by an individual in connection with the termination of such individual’s employment following an acquisition in which these options are assumed or the repurchase rights with respect to the unvested shares are assigned or upon certain changes in control of the Company.  Other than such accelerated vesting and the agreements described above, there is no agreement or policy which would entitle any executive officer to severance payments or any other compensation as a result of such officer’s termination.

Agreements with Abbas Mohaddes

On July 27, 2010, we entered into a letter agreement with Abbas Mohaddes (the “Employment Agreement”), our Chief Executive Officer.  Under the terms of the Employment Agreement, in the event that he is terminated without cause (as defined in the agreement) within three years after the effective date of the agreement, Mr. Mohaddes is entitled to salary continuation payments for 12 months following termination and payment of 50% of his target bonus for the applicable year, payable at the end of the 12 month salary continuation period.  If his employment is terminated as a result of death or disability, then no salary continuation or other severance payments will be made but the vesting of any options, restricted stock or other similar awards then held by him will be accelerated by one year.  The Employment Agreement also provided that Mr. Mohaddes will be granted a restricted stock unit award covering 50,000 shares of our common stock, which award will vest over four years.

Also on July 27, 2010, we entered into a change in control agreement with Mr. Mohaddes (the “Change in Control Agreement”), which provides for a lump sum payment of one year’s base pay and 50% of his target bonus for the year in the event of an involuntary termination (as defined in the agreement) of Mr. Mohaddes’ employment in connection with or within 12 months after a change in control, except that such payment will be reduced to 50% of the annual base pay and no bonus if the involuntary termination is due to his voluntary resignation which does not occur within the first six months after the change in control.  Mr. Mohaddes will also be entitled to receive reimbursement for the cost of COBRA coverage for a period of up to one year following the involuntary termination of his employment.  In the event of a termination of Mr. Mohaddes’ employment after a change in control, the Change in Control Agreement, and not the Employment Agreement, will determine whether Mr. Mohaddes will be entitled to any payments or benefits (including the acceleration of the vesting of any equity-based awards) and the amount of such payments or benefits.  The Change in Control Agreement terminates on the fifth anniversary of the date of the agreement, unless earlier terminated in accordance therewith.

Agreement with James Miele

On June 11, 2008, we entered into a change in control agreement with James Miele, our Chief Financial Officer.  Pursuant to the terms of the agreement, in the event of an involuntary termination (as defined in the agreement) of Mr. Miele’s employment in connection with or within 12 months after a change in control, Mr. Miele will be entitled to receive a lump sum payment of one year’s base pay and 50% of his target bonus for the year, with such payment to be reduced to 50% of the annual base pay and 25% of the bonus if the involuntary termination is due to his voluntary resignation which does not occur within the first six months after the change in control.  In addition, Mr. Miele will be entitled to receive reimbursement for the cost of COBRA coverage for a period of up to one year following the involuntary termination of his employment.  The agreement terminates on the fifth anniversary of the date of the agreement, unless earlier terminated in accordance with the agreement.

Director Compensation

Directors who are not employees of Iteris or any of its subsidiaries receive an annual retainer of $28,000 per year, paid quarterly, with the Chairman of the Board receiving an additional $10,000 per year.  No additional amounts are paid for attending meetings.  In addition, each non-employee director who serves on a Board committee receives the following annual amounts, paid quarterly:  Audit Committee — $2,500 ($5,000 for the Chair); Compensation Committee - $1,500 ($3,000 for the Chair); Nominating and Governance Committee - $1,000 ($2,000 for the Chair); ad hoc committees - $500 ($1,000 for the Chair).  All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of our Board of Directors and its committees.

Non-employee directors are also eligible to receive periodic option grants pursuant to the Directors’ Automatic Option Grant Program under our 2007 Plan.  Under the 2007 Plan, each non-employee director receives an option to purchase 20,000 shares of common stock upon his initial appointment to the Board of Directors, which option vests one year after the grant date, and an additional option to purchase 10,000 shares of common stock on the date of each annual meeting provided he has served on the Board for at least six months as of such annual meeting.  Each option granted to non-employee directors under the Directors’ Automatic Option Grant Program will have an exercise price equal to the fair market value of the common stock on the grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of service as a Board member.  The vesting of each such option will accelerate in full upon certain changes in control of the Company or upon the optionee’s death or disability while a director.

The following table sets forth a summary of the compensation earned in Fiscal 2012 by each person who served as a director during such year, who is not a named executive officer.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Richard Char	$33,500	$6,300	$39,800
Kevin C. Daly, Ph.D.	33,500	6,300	39,800
Gregory A. Miner	41,500	6,300	47,800
John W. Seazholtz(3)	16,500	—	16,500
Joel Slutzky	29,500	6,300	35,800
Thomas L. Thomas	33,000	6,300	39,300
Mikel Williams	28,000	6,300	34,300

(1)	Represents amounts earned by the directors based on the compensation arrangement described above.

(2)

The dollar amounts shown represent the grant date fair value of stock options granted in Fiscal 2012 determined pursuant to the Black-Scholes-Merton option pricing formula, in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions used in the calculations, see Note 11 to our consolidated financial statements in our Annual Report.  See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.  At the end of Fiscal 2012, the non-employee directors held options for the following number of shares of common stock:  Richard Char — 55,000; Kevin C. Daly, Ph.D. — 55,000; Gregory A. Miner — 240,000; Joel Slutzky — 70,000; Thomas L. Thomas — 55,000; and Mikel Williams — 20,000.

(3)

Mr. Seazholtz’ term as a director expired at the 2011 Annual Meeting of Stockholders on September 16, 2011 and options for 7,500 shares of common stock were cancelled on that date because they had not yet vested.  As of March 31, 2012, Mr. Seazholtz held options for 37,500 shares of common stock, which options will be cancelled on September 16, 2012 unless exercised.

Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).  Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by law, and our bylaws require us to advance litigation expenses upon receipt of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification.  The bylaws further provide that rights conferred under such bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders.  This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law.  In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law.  The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

We have entered into agreements to indemnify our directors and certain of our officers in addition to the indemnification provided for in the certificate of incorporation and bylaws.  These agreements, among other things, indemnify our directors and certain of our officers for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services as a director or officer of Iteris, or as a director or officer of any other company or enterprise to which the person provides services at our request.

EQUITY COMPENSATION PLANS

The following table provides information as of March 31, 2012 with respect to shares of our common stock that may be issued under existing equity compensation plans.  The table does not include information with respect to shares of our common stock subject to outstanding options granted under equity compensation plans or option agreements that were assumed in connection with the merger of the Iteris Subsidiary into us in October 2004.  However, Note 1 to the table sets forth the total number of shares of common stock issuable upon the exercise of those assumed options as of March 31, 2012 and the weighted average exercise price of those options.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)

Equity Compensation Plans Approved by Security Holders
1997 Stock Incentive Plan	1,061,000		$1.71		—
2007 Omnibus Incentive Plan	1,257,000	(2)	1.66	(3)	335,000

Equity Compensation Plans Not Approved by Security Holders
None

Total(1)	2,318,000		$1.68	(3)	335,000

(1)                                 The table does not include information with respect to the equity compensation plan or option agreements that were assumed by us in connection with the merger of the Iteris Subsidiary into us in October 2004.  As of March 31, 2012, a total of 410,000 shares of common stock were issuable upon exercise of outstanding options under the assumed plan and agreements.  No additional options may be granted under the assumed plan.  The weighted average exercise price of all such assumed options to acquire shares of our common stock was $1.40 per share.

(2)                                 Includes 235,000 shares of our common stock subject to RSUs that entitle each holder to one share of common stock for each such unit that vests over the holder’s period of continued service.

(3)                                 Calculated without taking into account the 235,000 shares of common stock subject to outstanding RSUs that become issuable as those units vest, without the payment of any additional consideration or exercise price.

PRINCIPAL STOCKHOLDERS AND COMMON STOCK OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2012, the number and percentage ownership of our common stock by (i) all persons known to us to beneficially own more than 5% of the outstanding common stock, (ii) each of the named executive officers in the Summary Compensation Table which appears elsewhere herein, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.  To our knowledge, except as otherwise indicated, each of the persons named in this table has sole voting and investment power with respect to the common stock shown as beneficially owned, subject to community property and similar laws, where applicable.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)

Lloyd I. Miller, III(3)	4,791,325	14.2%
Austin W. Marxe and David M. Greenhouse(4)	4,104,703	12.2

Abbas Mohaddes(5)	1,308,108	3.8
James S. Miele(6)	89,004	*
Todd Kreter(7)	69,058	*
Greg McKhann(8)	118,200	*
Richard Char(9)	55,000	*
Kevin C. Daly, Ph.D(10)	400,132	1.2
Gregory A. Miner(11)	667,485	2.0
Joel Slutzky(12)	1,887,003	5.6
Thomas L. Thomas(13)	84,000	*
Mikel Williams(14)	30,000	*

All executive officers and directors as a group (11 persons)(15)	4,707,990	13.5%

*                                         Less than 1%.

(1)                                  The address of each of the directors and officers is 1700 Carnegie Avenue, Suite 100, Santa Ana, CA 92705.

(2)                                  Based on 33,690,075 shares of common stock outstanding as of June 30, 2012.  Shares of common stock subject to options or warrants which are exercisable within 60 days of June 30, 2012 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.  Other than as described in the preceding sentence, shares issuable upon exercise of outstanding options and warrants are not deemed to be outstanding for purposes of this calculation.  In addition to the shares held in the individual’s name, the number of shares indicated also includes shares held for the benefit of the named person under our 401(k) and Stock Ownership Plan.

(3)                                 Pursuant to an amendment to a Schedule 13G filed on February 14, 2012 with the SEC, Mr. Miller reported that, as of December 31, 2011, he had shared dispositive and voting power with respect to 127,843 shares as (i) an investment advisor to the trustee of a certain family trust, (ii) an authorized person with respect to a custody account, and (iii) co-member and co-manager of a limited liability company.  Mr. Miller also had sole dispositive and voting power with respect to 4,663,482 shares as (i) a manager of a limited liability company that is the general partner of a certain limited partnership, (ii) the manager of a limited liability company that is the adviser to certain family trusts, and (iii) an individual.  The address for Mr. Miller is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401.

(4)                                  Pursuant to an amendment to a Schedule 13G filed on February 13, 2012 with the SEC, Messrs. Marxe and Greenhouse reported that, as of December 31, 2011, they shared sole voting and dispositive power over 728,203 shares owned by Special Situations Cayman Fund, L.P. (“Cayman”), 2,266,850 shares owned by Special Situations Fund III QP, L.P. (“SSFQP”) and 1,109,650 shares owned by Special Situations Private Equity Fund, L.P. (“SSPE”, and collectively with Cayman and SSFQP, the “SS Funds”).  Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Cayman.  AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to SSFQP.  Messrs. Marxe and Greenhouse are also members of MG Advisers L.L.C., the general partner of SSPE.  AWM serves as the investment adviser to SSFQP and SSPE.  The principal business of each SS Fund is to invest in equity and equity-related securities and other securities of any kind or nature.  The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(5)                                  Includes (i) 423,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012, (ii) 12,500 shares issuable within 60 days after June 30, 2012 upon vesting of RSUs and (iii) 11,540 shares held by Mr. Mohaddes’ IRA.

(6)                                  Includes (i) 61,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012 and (ii) 11,500 shares issuable within 60 days after June 30, 2012 upon vesting of RSUs.

(7)                                  Includes (i) 51,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012 and (ii) 11,500 shares issuable within 60 days after June 30, 2012 upon vesting of RSUs.

(8)                                  Includes (i) 56,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012 and (ii) 11,500 shares issuable within 60 days after June 30, 2012 upon vesting of RSUs.

(9)                                  Includes (i) 55,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012 and (ii) 9,000 shares held by the Char-Yoshida Family Trust, of which Mr. Char is a co-trustee.

(10)                            Includes (i) 100 shares held by Dr. Daly’s spouse, (ii) 329,032 shares held by Dr. Daly’s IRA, and (iii) 55,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012.

(11)                            Includes (i) 183,334 shares held by Mr. Miner’s IRA, (ii) 19,230 shares held by Mr. Miner’s wife’s IRA and (iii) 240,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012.

(12)                            Includes (i) 1,584,922 shares held by The J&J Slutzky Trust, of which Mr. Slutzky is the co-trustee, (ii) 144,616 shares held by Mr. Slutzsky’s IRA and (ii) 70,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012.

(13)                            Includes 55,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012.

(14)                            Includes 20,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012.

(15)                            Includes (i) 1,087,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2012 and (ii) 46,250 shares issuable within 60 days after June 30, 2012 upon vesting of RSUs.  Includes Thomas Blair, who joined us as Senior Vice President, iPerform, in July 2012.

CERTAIN TRANSACTIONS

Since April 1, 2010, other than the agreements and transactions described in “Executive Compensation and Other Information” and the transactions described below, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of the Company’s total assets at year end for the last two fiscal years and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

We previously subleased office space to MAXxess Systems, Inc. (“MAXxess”), one of our former subsidiaries that we sold in September 2003 and is currently owned by an investor group that includes two of our directors, Messrs. Daly and Slutzky.  The sublease terminated in September 2007, at which time MAXxess owed us an aggregate of $274,000 related to this sublease and certain ancillary corporate services that we provided to MAXxess.  In August 2009, MAXxess executed a promissory note payable to us for $274,000.  The promissory note bears interest at a rate of 6% per annum, compounded annually, with accrued interest to be paid annually on the first business day of each calendar year.  Payments under the note may be made in bona fide services rendered by MAXxess to us to the extent such services and amounts are pre-approved in writing by us.  All amounts outstanding under the note will become due and payable on the earliest of (i) August 10, 2014, (ii) a change of control in MAXxess, or (iii) a financing by MAXxess resulting in gross proceeds of at least $10 million.  As of March 31, 2012, approximately $259,000 of the original principal balance was outstanding and payable to Iteris.  During Fiscal 2012, approximately $16,000 of accrued interest along with $15,000 of the principal balance were paid off through the rendering of agreed-upon bona fide services by MAXxess to Iteris.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC.  Specific due dates for these reports have been established, and we are required to report any failure to file by such dates.  For Fiscal 2012, the Form 4 filings for the following persons were not filed within two business days of the grants, which occurred on August 10, 2011:  (i) a stock option grant and restricted stock unit award to each of Messrs. Kreter, Miele and McKhann and (ii) a stock option grant to Mr. Mohaddes.  Based solely on our review of copies of the reports on Forms 3, 4 and 5 received by us with respect to the fiscal year ended March 31, 2012 and the written representations received from the reporting persons that no other reports were required, except as indicated in the foregoing sentence or as indicated in our prior proxy statements, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders.  The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to Investor Relations, Iteris, Inc., 1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705.  The Annual Report (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some stockholders proposals may be eligible for inclusion in our proxy statement for the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”).  Stockholder proposals that are intended to be presented at our 2013 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us not later than April 5, 2013.

If a stockholder wishes to submit a proposal which is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the stockholder must submit the proposal or nomination on or between May 17, 2013 and June 16, 2013.  If the date of the 2013 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2013 Annual Meeting of Stockholders (a situation that we do not anticipate), then the stockholder must submit any such proposal or nomination not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the meeting was mailed or (ii) public disclosure of the date of such meeting is first made.  Stockholders are advised to review our bylaws which contain these advance notice requirements with respect to advance notice of stockholder proposals and director nominations.

In addition, with respect to any proposal that a stockholder presents at the 2013 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such stockholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Stockholder proposals must be in writing and should be addressed to our corporate Secretary, at our principal executive offices at 1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705.  It is recommended that stockholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the 2013 Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement.  If any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

THE BOARD OF DIRECTORS OF ITERIS, INC.
Santa Ana, California
July 30, 2012

Appendix A

ITERIS, INC.

2007 OMNIBUS INCENTIVE PLAN
(amended and restated as of July 20, 2012)

n

A-i

ITERIS, INC.
2007 OMNIBUS INCENTIVE PLAN
(amended and restated as of July 20, 2012)

Section 1.                  Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.                  Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)         “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)         “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)         “Board” shall mean the Board of Directors of the Company.

(e)          “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

(f)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)          “Committee” shall mean one or more committees of Directors designated by the Board to administer the Plan, of which the Company’s compensation committee shall initially be the primary committee.  The primary Committee shall be comprised of at least two Directors but not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the primary Committee shall be a “Non-Employee Director” and an “Outside Director.”  Any secondary Committee shall be comprised of at least two Directors.

(h)         “Company” shall mean Iteris, Inc., a Delaware corporation, and any successor corporation.

(i)             “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)            “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)         “Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(l)             “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing and unless otherwise determined by the Committee, if the Shares are at the time listed on any stock exchange in the United States, the Fair Market Value of a Share as of a given date shall be the closing sale price of one Share as reported on the principal United States exchange on which the Shares are listed on the date as of which Fair Market Value is being determined, or, if there is no closing sales price for the Shares on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such price exists.

(n)         “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(o)         “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3.

(p)         “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(q)         “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(r)            “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(s)           “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(t)            “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(u)         “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(v)         “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(w)       “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis:  revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, and completion of key projects and strategic plan development and implementation.  Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.  Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events:  asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(x)         “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(y)         “Plan” shall mean the Iteris, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(z)          “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(aa)  “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(bb)  “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(cc)    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(dd)  “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(ee)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff)      “Service” shall mean the performance of services for the Company (or any Affiliate) by a person in the capacity of an employee, a member of the board of directors or a consultant, except to the extent otherwise specifically provided in the Award Agreement.

(gg)    “Share” or “Shares” shall mean a share or shares of common stock, $0.10 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(hh)  “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.                  Administration

(a)         Power and Authority of the Committee.  The Plan shall be administered by the Board and the primary Committee.  The Board may designate a secondary Committee to have concurrent authority to administer the Plan, provided that the secondary Committee shall not have any authority (i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.  Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board.  Subject to the express provisions of the Plan and to applicable law, the Committee (or the Board, as applicable) shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)         Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.                  Shares Available for Awards

(a)         Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be Two Million Four Hundred Fifty Thousand (2,450,000).  Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury.  Notwithstanding the foregoing, (x) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Two Million Four Hundred Fifty Thousand (2,450,000), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision, and (y) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed Two Million Four Hundred Fifty Thousand (2,450,000), subject to adjustment as provided in Section 4(c) of the Plan.

(b)         Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)          Adjustments.  In the event any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d)         Section 162(m) Award Limitations Under the Plan.  Notwithstanding any other provision of the Plan other than Section 4(c), if the Committee provides that this Section 4(d) is applicable to a particular Award, no Participant receiving such an Award shall be granted: (i) Options or SARs with respect to more than 500,000 Shares in the aggregate within any fiscal year of the Company; or (ii) Qualified Performance Based Awards which could result in such Participant receiving more than $1,500,000 in cash or the equivalent Fair Market Value of Shares determined at the date of grant for each full or partial fiscal year of the Company contained in the performance period of a particular Qualified Performance Based Award; provided, however, that, if any other Qualified Performance Based Awards are outstanding for such Participant for a given fiscal year, such dollar limitation shall be reduced for each such given fiscal year by the amount that could be received by the Participant under all such Qualified Performance Based Awards, divided, for each such Qualified Performance Based Award, by the number of full or partial fiscal years of the Company contained in the performance period of each such outstanding Qualified Performance Based Award; provided, however, that the limitations set forth in this Section 4(d) shall be subject to adjustment under Section 4(c) of the Plan only to the extent that such adjustment does not affect the status of any Award intended under Section 6(d) to qualify as “performance based compensation” under Section 162(m) of the Code.

Section 5.                  Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                  Awards

(a)         Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)                                  Option Term.  The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii)                               Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.  The Committee shall have the discretion to grant Options that are exercisable for unvested Shares.  Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement.  Any repurchases must be made in compliance with the relevant provisions of Delaware law.

(iv)                              Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)       The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)       All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)       Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)       The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)        Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)         Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)          Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)                                  Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)                               Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of Service (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)         Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”).  Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(e)          Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)           Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon (“Other Stock Grants”) as are deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)          Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)         General.

(i)                                     Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii)                                  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)                               Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)                              Limits on Transfer of Awards.  No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8, or any successor to such Instructions or such Form), or to an inter vivos or testamentary trust in which Family Members have a beneficial interest of more than 50% and which provides that such Option is to be transferred to the beneficiaries upon the Participant’s death, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee.  Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)                                 Term of Awards.  The term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vi)                              Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange.  No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded.  No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

(vii)                           Prohibition on Repricing.  Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with generally accepted accounting principles in the United States.

(i)             Directors’ Automatic Option Grant Program.

(i)                                     Annual Grant.  Beginning with the 2011 Annual Stockholders Meeting, each Non-Employee Director shall receive annually on the date of each annual stockholders’ meeting a Non-Qualified Stock Option to purchase Ten Thousand (10,000) Shares, provided that such Non-Employee Director has served as a Non-Employee Director for at least six (6) months and is to continue to serve as a Non-Employee Director, whether or not he or she is standing for reelection at that particular Annual Meeting.  The exercise price for the Shares shall be 100% of the Fair Market Value of the Shares on the date of grant.  Each Option shall be exercisable immediately upon grant, shall be exercisable for ten (10) years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan.  Each such Option shall initially be unvested and shall vest in full upon the Non-Employee Director’s completion of one (1) year of Board service measured from the grant date.  There shall be no limit on the number of such automatic Option grants any one Non-Employee Director may receive over his or her period of Board service, and Non-Employee Directors who have previously been employees of the Company (or any Affiliate) or who have received one or more Option grants from the Company prior to becoming a Non-Employee Director shall be eligible to receive one or more such automatic Option grants over their period of continued Board service.

(ii)                                  Initial Grant.  Upon appointment or initial election to the Board, each Non-Employee Director shall receive a Non-Qualified Stock Option to purchase Twenty Thousand (20,000) Shares, provided such individual was not previously in the Company’s employ.  The exercise price for such Shares shall be 100% of the Fair Market Value of the Shares on the date of grant.  Each Option shall be exercisable immediately upon grant, shall be exercisable for 10 years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan.  Each such Option shall initially be unvested and shall vest in full upon the Non-Employee Director’s completion of one (1) year of Board service measured from the grant date.

(iii)                               Termination of Board Service.  The following provisions shall govern the exercise of any options granted to Non-Employee Directors pursuant to the Automatic Option Grant Program that are outstanding at the time the Non-Employee Director ceases to serve as a Board member:

(A)       Should the Non-Employee Director’s service as a Board member cease for any reason while one or more Options granted pursuant to this Automatic Option Grant Program are outstanding, then each such Option shall remain exercisable, for any or all of the vested Shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (i) the termination date of the Option or (ii) the expiration of the one-year period measured from the date the Non-Employee Director’s Board service ceases.  Upon the expiration of the one-year post-termination exercise period, or (if earlier) upon the termination date of the Option, the Option shall terminate with respect to any vested Shares for which the Option has not been exercised.

(B)       Should the Non-Employee Director cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the Option granted pursuant to this Automatic Option Grant Program shall immediately vest so that such Option may, during the twelve (12) month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock.  “Permanent Disability” for purposes of this section shall mean the inability of the Non-Employee Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

(C)       Each Option granted pursuant to this Automatic Option Grant Program that is outstanding at the time of the Non-Employee Director’s cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all unvested Shares for which the Option is not otherwise at that time exercisable.

(iv)                              Change in Control.  In the event of a Change in Control effected during the Non-Employee Director’s period of Board service, the vesting, if any, of each Option granted pursuant to this Automatic Option Grant Program at the time held by such Non-Employee Director shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become fully-vested and exercisable for all of the Shares at the time subject to such Option and may be exercised for all or any portion of such Shares.  Upon the consummation of the Change in Control, all Options granted pursuant to this Automatic Option Grant Program shall terminate and cease to be outstanding.

(v)                                 Remaining Terms.  The remaining terms and conditions of each Option granted pursuant to this Automatic Option Grant Program shall be substantially the same as the terms in effect for Options made under the Plan and shall be set forth in an Option Agreement.

Section 7.                  Amendment and Termination; Adjustments

(a)         Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)                                     violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. or any other regulatory organization or securities exchange that are applicable to the Company;

(ii)                                  causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)                               increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)                              permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan; or

(v)                                 would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b)         Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.  Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Awards in such a manner as to cause such Award not to qualify as performance based compensation within the meaning of Section 162(m) of the Code.

(c)          Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                  Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.                  General Provisions

(a)         No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)         Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)          Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)         No Rights of Stockholders.  Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)          No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or Service at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h)         Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)             No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)            Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)         No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)             Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)     Section 16 Compliance; Section 162(m) Administration.  The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.  With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)         Conditions Precedent to Issuance of Shares.  Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law.  As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.           Effective Date of the Plan

The Plan became effective on September 21, 2007, the date of approval of the Plan by the Company’s stockholders.

Section 11.           Term of the Plan

No Award shall be granted under the Plan after (i) July 19, 2017 or (ii) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

PROXY

ITERIS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ITERIS, INC. hereby appoints ABBAS MOHADDES and JAMES S. MIELE, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Iteris to be held at the Company’s principal executive offices located at 1700 Carnegie Avenue, Suite 100, Santa Ana, CA 92705, on September 14, 2012 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof, and to vote all shares of common stock of Iteris held of record by the undersigned on July 25, 2012, with all the powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS DESCRIBED BELOW, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

☒ Please mark votes as in this example.

1.

Election of Directors: To elect Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, Joel Slutzky, Thomas L. Thomas and Mikel Williams to the Board of Directors, each to hold such office until the next annual meeting of stockholders or until his successor is elected and qualified.

☐ FOR ALL ☐ WITHHOLD FOR ALL ☐ For All EXCEPT*

(*Instructions: To withhold authority to vote for any individual nominee, mark the “For All EXCEPT” box above and write that nominee’s name in the space provided above.)

2.

To approve the amendment of the Iteris, Inc. 2007 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by an additional 800,000 shares to 2,450,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Ratification of McGladrey LLP as the independent registered public accounting firm of Iteris for the fiscal year ending March 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature:	Date:

Signature:	Date:

(This Proxy must be signed exactly as your name appears hereon.  Executors, administrators, trustees, etc., should give full title as such.  If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.